MFS(R) INSTITUTIONAL TRUST

                    MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Funds" section for the MFS Institutional Large Cap Value Fund is hereby restated as follows:

Lisa B. Nurme and Steven R. Gorham, each a Senior Vice President of the adviser, are the fund's portfolio managers. Ms. Nurme has been a portfolio manager of the fund since inception and has been employed in the investment management area of the adviser since 1987. Mr. Gorham has been a portfolio manager of the fund since January 2002 and has been employed in the investment management area of the adviser since 1992. Ms. Nurme has announced her retirement from MFS effective on or about May 31, 2004. Upon Ms. Nurme's retirement, Mr. Gorham will assume sole responsibility for managing the fund.


                 The date of this Supplement is March 23, 2004.